Supplement dated January 29, 2014 to the Wilmington Funds (the “Trust”) Prospectus dated

August 31, 2013 (the “Prospectus”)

Effective January 29, 2014, the information in the Prospectus with respect to the Wilmington Strategic Allocation Moderate Fund will be amended, supplemented or replaced as follows:

The following amends and replaces information in the second paragraph under the heading “Principal Investment Strategies of the Fund” in the “Additional Information about Investment Goals, Strategies and Risks of the Funds and the Underlying Funds” section on page 91 of the Prospectus.

The Fund anticipates that generally, it will maintain the following allocations, although the Fund is not required to maintain exposure to any particular asset class or investment style. The following allocation ranges are approximate and may be exceeded from time to time:

•	allocating 25%-60% of fund assets to global equity securities;

•	allocating 0%-65% of fund assets to global fixed income securities;

•	allocating 10%-60% of fund assets to non-traditional investments; and

•	allocating 0%-10% of fund assets to cash and cash equivalents.

Please keep this Supplement for future reference